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                                                                    EXHIBIT 99.2

I. OPENING - MORGEN WALKE

         - WELCOME TO THE IPIX(R)CONFERENCE CALL. PRESENTING FROM MANAGEMENT WILL BE:

                  -        JIM PHILLIPS, CHAIRMAN AND CEO

                  -        DON STRICKLAND, PRESIDENT AND COO

                  -        AND, JOHN KALEC, CFO

         - MANAGEMENT WILL GIVE A COMPREHENSIVE REVIEW OF FIRST QUARTER RESULTS, TODAY'S ANNOUNCEMENT ON FINANCING, ITS BUSINESS TRENDS, AND PLANS FOR THE FUTURE. AS A RESULT, WE WILL NOT BE HAVING A Q&A SESSION AS PART OF THIS CALL.

         A.       SAFE HARBOR STATEMENT - MORGEN WALKE

         - BEFORE MANAGEMENT PRESENTS, I MUST INFORM EVERYONE THAT CERTAIN ASPECTS OF TODAY'S CALL MAY CONTAIN FORWARD-LOOKING INFORMATION CONCERNING OPERATING AND PROFITABILITY PLANS AND GOALS, RESTRUCTURING EFFORTS, AND THE TIMING AND AMOUNT OF PRIVATE INVESTMENT PROCEEDS, AND ARE BASED ON CURRENT EXPECTATIONS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS BASED UPON A NUMBER OF FACTORS INCLUDING (I) THE INABILITY TO CLOSE ON A PORTION OF THE PROPOSED INVESTMENT, (II) CHANGES IN THE DEMAND FOR IPIX PRODUCTS AND SERVICES, (III) THE LOSS OF EXISTING, OR AN INABILITY TO ATTRACT NEW, IPIX CUSTOMERS, (IV) TECHNOLOGICAL CHANGES, (V) GENERAL ECONOMIC, FINANCIAL OR MARKET CHANGES OR DEVELOPMENTS, AND (VI) AN INABILITY TO SUCCESSFULLY IMPLEMENT RESTRUCTURING AND PROFITABILITY PLANS. THE MATTERS DISCUSSED IN THIS CALL ALSO INVOLVE RISKS AND UNCERTAINTIES DESCRIBED FROM TIME TO TIME IN INTERNET PICTURES CORPORATION'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. IN PARTICULAR, SEE "RISK FACTORS" IN THE ANNUAL REPORT FILED ON FORM 10-K WITH THE SEC ON APRIL 2, 2001


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         -        ALSO THE COMPANY WILL PROVIDE COMMENTS ON A PRIVATE INVESTMENT
                  THAT WAS ANNOUNCED IN A PRESS RELEASE EARLIER TODAY. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
                  OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS

II.      WELCOME REMARKS & HIGHLIGHTS OF CALL - JIM

         - THANK YOU FOR JOINING US - IN OCTOBER, WE INTRODUCED A STRATEGIC PLAN TO STREAMLINE IPIX FOR A FUTURE OF HIGHER MARGIN REVENUE AND GROWTH - WITH THESE FIRST QUARTER RESULTS WE CAN CLEARLY SEE THE FRUITS OF THESE EFFORTS AND CONFIRM THAT THIS STRATEGY WAS A PRUDENT AND EFFECTIVE COURSE OF ACTION.

         -        WE HAVE SEVERAL SIGNIFICANT EVENTS TO SHARE WITH YOU TODAY.

         - FIRST IS EVIDENCE THAT THE PLAN WE PUT INTO PLACE IS ALREADY PRODUCING RESULTS. WE PREVIOUSLY STATED THAT OUR EARNINGS WOULD GO FROM A PER SHARE LOSS OF $0.40 IN Q4 2000, TO A $0.21 CENTS PER SHARE LOSS IN Q1. I AM PLEASED TO REPORT THAT WE ARE TODAY REPORTING AN EARNINGS PER SHARE LOSS OF $0.18 (EXCLUDING NON-RECURRING ITEMS) EXCEEDING OUR PREVIOUS ESTIMATE BY $0.03 PER SHARE.

         -        BEFORE REVIEWING OUR QUARTERLY RESULTS MORE CLOSELY,
                  I WANT TO DISCUSS ANOTHER KEY ANNOUNCEMENT. (PAUSE) WE HAVE SECURED FINANCING FOR UP TO $30 MILLION ENABLING US TO CONTINUE EXECUTION ON OUR PLAN TOWARD PROFITABILITY.

III.     ANNOUNCE/REVIEW FINANCING - JIM

         - OVER THE PAST SIX-MONTHS, MANAGEMENT HAS BEEN KEENLY FOCUSED ON SOLIDIFYING THE FINANCIAL STRENGTH AND FUTURE OF THE COMPANY. I AM CONFIDENT WHEN I SAY WE ARE ON SOLID GROUND AND HAVE THE RESOURCES NECESSARY TO


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                  ACHIEVE PROFITABILITY.

         - THROUGH A PRIVATE INVESTMENT LED BY PARADIGM CAPITAL PARTNERS AND THE MEMPHIS ANGELS, WE EXPECT TO SECURE UP TO $30 MILLION IN FINANCING. THE INVESTMENT WILL OCCUR IN TWO TRANCHES. TRANCHE A CONSISTS OF $3 MILLION FUNDED TODAY AND $7 MILLION THAT WE EXPECT TO OCCUR IN ABOUT TWO WEEKS. TRANCHE B WILL CLOSE AFTER THE ANNUAL SHAREHOLDER MEETING THAT WILL OCCUR LATER THIS SUMMER AND WILL INCLUDE UP TO AN ADDITIONAL $20 MILLION. THE PROCEEDS WILL BE USED FOR SALES AND MARKETING EFFORTS, RESEARCH AND DEVELOPMENT AND GENERAL WORKING CAPITAL PURPOSES. UPON COMPLETION OF BOTH TRANCHES, WE CURRENTLY DO NOT ANTICIPATE A NEED TO RAISE ADDITIONAL CAPITAL TO REACH OUR PROFITABILITY GOALS.

         - FOR THOSE OF YOU UNFAMILIAR WITH OUR NEW SHAREHOLDER, PARADIGM CAPITAL PARTNERS AND THE MEMPHIS ANGELS ARE BASED IN MEMPHIS, TENNESSEE. THEIR FOCUS IS ON FUNDING COMPANIES IN THE SOUTHEAST WITH AN EMPHASIS ON TECHNOLOGY. OVER THE PAST SEVERAL WEEKS ALL OF US AT IPIX HAVE BEEN ACTIVELY WORKING WITH PARADIGM TO COMPLETE DUE DILIGENCE AND ANALYZE OUR BUSINESS PLAN. WE ARE PLEASED TO HAVE FOUND AN INVESTOR GROUP THAT IS BOTH SUPPORTIVE AND ACTIVE IN ENSURING THE FUTURE SUCCESS OF IPIX. AT THE CLOSE OF TRANCHE A, PARADIGM WILL ASSUME FOUR POSITIONS ON A REVISED BOARD OF DIRECTORS WITH SEVEN MEMBERS. WE LOOK FORWARD TO THEIR CONTRIBUTION TOWARD THE SUCCESS OF THE COMPANY.

         - I WILL NOW TURN THE CALL TO JOHN KALEC, OUR CHIEF FINANCIAL OFFICER, TO REVIEW SOME OF THE MAJOR HIGHLIGHTS OF THE RECENT QUARTER.

IV.      FINANCIAL HIGHLIGHTS - JOHN KALEC

         -        THANK YOU JIM.......

         -        TOTAL REVENUE FOR THE QUARTER WAS $9.5M REPRESENTING A


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                  15% INCREASE OVER THE SAME PERIOD LAST YEAR. IN OUR CORE
                  ACTIVITIES,.... THE HIGH MARGIN, TECHNOLOGY INTENSIVE SIDE OF
                  OUR BUSINESS, OUR REVENUES INCREASED 20% OVER THE FOURTH QUARTER OF LAST YEAR.

         -        THE GROSS MARGIN ON A TOTAL COMPANY BASIS WAS 50%,.... WITH A
                  56% MARGIN GENERATED IN OUR CORE BUSINESS UNITS EXCLUDING THE FULL-SERVICE REAL ESTATE OFFERING. OUR CORE BUSINESS IS CHARACTERIZED BY TRANSACTION, LICENSE, AND PROFESSIONAL SERVICE REVENUES GENERATED FROM OUR COMPLETE IMAGING SOLUTIONS INCLUDING IMMERSIVE IMAGING AND THE RIMFIRE(TM) IMAGING PLATFORM. WE HOPE TO SEE CONTINUED IMPROVEMENTS IN OUR GROSS MARGIN AS WE LEVERAGE OUR INFRASTRUCTURE WITH INCREASES IN REVENUE FROM OUR EBAY RELATIONSHIP AND THE ADDITION OF INDIRECT CHANNEL CUSTOMERS.

         - NET LOSS FOR THE QUARTER, ...EXCLUDING MERGER EXPENSES, RESTRUCTURING EXPENSES, EXTRAORDINARY ITEMS, THE LOSS ON THE DISPOSAL OF ASSETS, AND OTHER NON-CASH CHARGES RELATED TO STOCK BASED COMPENSATION AND GOODWILL WAS $11.4M, OR $0.18 PER SHARE AS COMPARED TO A NET LOSS OF $24.6M OR $0.40 PER SHARE IN THE FOURTH QUARTER OF LAST YEAR.

         - DURING THE FIRST QUARTER THE COMPANY RECORDED A RESTRUCTURING CHARGE OF $3M RELATED TO A REDUCTION IN WORKFORCE, THE CONSOLIDATION OF FACILITIES, AND THE WRITE-DOWN OF CERTAIN ASSETS TO THEIR NET REALIZABLE VALUE. IN ADDITION A NET CHARGE OF $868,000 WAS TAKEN RELATED TO THE DISPOSAL OF CERTAIN ASSETS RELATED TO OUR REAL ESTATE BUSINESS.

         - OUR TOTAL COMPANY HEADCOUNT AT THE END OF THE FIRST QUARTER WAS 544 AS COMPARED TO 750 AT YEAR END 2000. WITH THE CONCLUSION OF THE ISC TRANSACTION, OUR HEADCOUNT CURRENTLY STANDS AT 194 IN TOTAL, ...US SOLUTIONS AND INTERNATIONAL AT 144 AND REAL ESTATE 50.

         -        SELLING AND MARKETING EXPENSES WERE REDUCED FROM


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                  $19.2M IN THE FOURTH QUARTER OF 2000 TO $9.7M IN Q1.....A 49 %
                  REDUCTION. R&D EXPENSES WERE $2.5M FOR THE QUARTER (A 21% DECREASE) , AND G&A DECLINED 44% TO $3.8M IN THE FIRST QUARTER OF 2001. THE LOWER OPERATING EXPENSE LEVELS WERE DRIVEN MAINLY THROUGH PERSONNEL REDUCTIONS, NEW INDIRECT CHANNEL STRATEGIES, AND FACILITY CONSOLIDATIONS.

         -        THAT CONCLUDES THE FINANCIAL REVIEW. I WILL NOW TURN IT BACK
                  TO JIM.

V.       MOVING THE BUSINESS FORWARD - JIM

         - AS YOU HAVE HEARD, WE HAVE MADE GREAT PROGRESS ON OUR PLAN FROM OCTOBER. WITH FINANCING IN PLACE, GROWTH IN OUR MARGINS, AND PROGRESS IN REFORMING OUR REAL ESTATE BUSINESS, WE ARE WELL POSITIONED TO GROW THE COMPANY TOWARD PROFITABILITY.

         - WITH IPIX'S FINANCIAL STRENGTH IN TACT, ADDITIONAL LEADERSHIP AT THE BOARD LEVEL, AND COMMITMENT FROM THE SENIOR MANAGEMENT TEAM TO TAKE THE COMPANY FORWARD AND CONTINUE ON THIS NEW PATH, I AM TAKING THE OPPORTUNITY TO CHANGE MY ROLE WITHIN THE COMPANY. WITH THE BOARD'S PERMISSION, I WILL BECOME CHAIRMAN EMERITUS AT THE CLOSE OF THE FIRST TRANCHE OF THIS FINANCING. DON STRICKLAND, WHO FOR OVER SEVEN MONTHS HAS BEEN OUR PRESIDENT AND COO, WILL TAKE A MORE PROMINENT ROLE AS CHIEF EXECUTIVE OFFICER AND LEAD IPIX THROUGH ITS NEXT STAGE OF DEVELOPMENT. IN WORKING TOGETHER, I FIRMLY BELIEVE THAT DON HAS THE VISION AND FORTITUDE AND DEDICATION TO BRING IPIX TO THE NEXT LEVEL AND I LOOK FORWARD TO BEING A STRATEGIC ADVISOR TO HIM ALONG THIS PATH. DON WILL NOW SHARE WITH YOU OUR CURRENT BUSINESS INITIATIVES

VI.      OVERVIEW OF CURRENT BUSINESS INITIATIVES - DON

         -        THANK YOU JIM,


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         -        I AM HONORED TO PROVIDE LEADERSHIP FOR IPIX WITH THE SOLID
                  FOUNDATION JIM HAS CREATED. OUR EXPERIENCED AND LOYAL TEAM IN TENNESSEE AND CALIFORNIA WILL BE BUILDING ON THE STRATEGY FOR SUCCESS THAT JIM PUT INTO PLACE LAST OCTOBER.

         -        MOVING FORWARD, IPIX WILL CONTINUE OUR FOCUS ON
                  HIGH-TECHNOLOGY PRODUCTS THAT DELIVER HIGH MARGINS AND HIGH GROWTH OPPORTUNITIES. WE WILL EXIT OR SEEK PARTNERSHIPS TO ADDRESS MARKETS THAT DO NOT MEET THESE OBJECTIVES.

         - FOR EXAMPLE, DURING THE FIRST QUARTER OF 2001, IPIX SOLD THE SALES AND MARKETING RIGHTS AND CERTAIN ASSETS FOR THE US RESIDENTIAL REAL ESTATE MARKET TO HOMESTORE.COM(TM) FOR CASH AND RECURRING REVENUES.

         - THE TRANSFORMATION OF THE REAL ESTATE BUSINESS CONTINUES. LAST THURSDAY, WE COMPLETED THE FULL SPINOUT OF IMAGING SERVICES CORP. ISC WAS THE FULL SERVICE CAPTURE PORTION OF OUR BUSINESS RESPONSIBLE FOR MANAGING OVER 800 CONTRACT PHOTOGRAPHERS USED FOR THE CAPTURE OF IMAGES PRIMARILY IN THE US RESIDENTIAL REAL ESTATE MARKET. ISC IS NOW A COMPLETELY INDEPENDENT BUSINESS WITH NO TIES TO IPIX. THEY WILL CONTINUE TO SERVICE THE FULL SERVICE NEEDS OF HOMESTORE USING IPIX TECHNOLOGY AND BE AVAILABLE TO PROVIDE IPIX SERVICE AS NEEDED.

         - EBAY CONTINUES TO BE A SIGNIFICANT PARTNER AND SUCCESS STORY FOR IPIX. DURING THE FIRST QUARTER WE SAW ADOPTION AND REVENUES STEADILY INCREASE. OVER 55 MILLION IPIX-MANAGED IMAGES ARE VIEWED ON EBAY EVERY DAY WITH OVER 600,000 NEW IMAGES CREATED IN THE PAST 24 HOURS ALONE. WE CONTINUE TO INTRODUCE NEW SERVICES SUCH AS SUPER SIZE PICTURES, AND NEW MARKETING PROGRAMS. I AM PLEASED THAT WE HAVE BEEN ABLE TO SUPPORT OUR SIGNIFICANT GROWTH WITH THE SCALABLE INFRASTRUCTURE WE ALREADY HAVE IN PLACE.

         -        A KEY INITIATIVE TO IMPROVING OUR MARGINS IS CREATING AND


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                  EXPANDING OUR RELATIONSHIPS WITH INDIRECT DISTRIBUTION
                  PARTNERS WORLDWIDE. IN EUROPE, WE ARE AGGRESSIVELY EXPANDING OUR DISTRIBUTION THROUGH "TOP LEVEL PARTNERS" AND VARS. TLPS AND VARS PROVIDE US WITH "EXPERTISE" IN VERTICAL AND GEOGRAPHICAL MARKETS IN WHICH THEY PROVIDE THE SALES AND MARKETING TO PROMOTE AND DELIVER OUR TECHNOLOGY. THE ANNOUNCED PARTNERSHIP WITH LOOKAT, LTD., A PROVIDER OF FULL-SERVICE REAL ESTATE VIRTUAL TOURS IN THE UK, IS AN EXAMPLE OF THIS STRATEGY. TODAY, TLPS AND VARS ACCOUNT FOR OVER 60% OF OUR REVENUES IN EUROPE AND DELIVER GROSS MARGINS EXCEEDING 60%.

         - ON THE DOMESTIC FRONT, WE CONTINUE TO EXPAND OUR INDIRECT CHANNELS BY WORKING WITH LARGE CONSULTING FIRMS AND INTEGRATORS SUCH AS IBM. IN THE PAST THREE MONTHS, WE HAVE INITIATED SEVERAL LARGE-SCALE PROJECTS THAT LEVERAGE IPIX PRODUCTS AND TECHNOLOGIES ALONG WITH THE WORLD-CLASS PRODUCTS AND SERVICES OF OUR PARTNERS. THESE JOINT-EFFORTS PROVIDE IPIX WITH ENTRY INTO MARKETS THAT WE COULD NOT REACH ALONE.

         - AS MOST OF YOU KNOW, OUR STOCK HAS BEEN TRADING UNDER A DOLLAR FOR MORE THAN 30 DAYS. WE WILL BE WORKING DILIGENTLY WITH NASDAQ TO MAINTAIN OUR LISTING ON THE EXCHANGE. OUR FOREMOST CONCERN HOWEVER IS RETURNING VALUE TO OUR SHAREHOLDERS BY GROWING OUR CORE BUSINESS WITH HIGH MARGINS TO BRING US TO PROFITABILITY. IPIX IS IN A UNIQUE POSITION, WE HAVE PROVEN REVENUE STREAMS, DIFFERENTIATED AND PROTECTED TECHNOLOGY, AND AN IMPRESSIVE CUSTOMER LIST THAT WE WILL LEVERAGE TO GROW OUR BUSINESS.

VII.     CONCLUSION - JIM

         - THANKS DON. WE HAVE DEMONSTRATED HERE TODAY IPIX IS ON A FIRM FOUNDATION AND WELL POSITIONED FOR FUTURE SUCCESS. MANAGEMENT'S PRIMARY GOAL OVER THE PAST SIX-MONTHS WAS TO CREATE A STRONG FINANCIAL PLATFORM FROM WHICH TO GROW THE BUSINESS - THIS IS NOW COMPLETE.


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                  WITH UP TO $30 MILLION SECURED, WE CAN COMFORTABLY SEE OUR WAY
                  TO PROFITABILITY AND REFOCUS OUR ATTENTION TO CREATING ADDITIONAL OPPORTUNITIES TO DRIVE OUR BUSINESS.

         - WE BELIEVE WE ARE TURNING A CORNER AND ARE WELL POSITIONED TO ACHIEVE OUR LONGER TERM GOALS --- EXTENDING THE REACH OF OUR TRUSTED IMAGING SOLUTIONS, ADVANCING THE IPIX BRAND, FURTHER DEVELOPING STRONG CHANNEL PARTNERS AND CREATING MORE AVENUES FOR RECURRING REVENUE GROWTH.

         - AT THE HEART OF THE COMPANY IS A UNIQUE AND SUPERIOR TECHNOLOGY - THAT IS NOW UNIVERSALLY ACCEPTED AS THE LEADING DYNAMIC IMAGING SOLUTION AVAILABLE ON THE MARKET TODAY. BUYERS AND SELLERS OF HOMES WORLDWIDE RECOGNIZE THE IPIX BRAND; CONSUMERS IN THE RAPIDLY GROWING AREA OF ONLINE AUCTIONS UTILIZE OUR SERVICES; TRAVELERS HAVE GROWN ACCUSTOMED TO THE VALUE ADDED BENEFITS WE BRING TO THE HOSPITALITY INDUSTRY. AND THERE ARE MANY MORE SECTORS THAT HAVE YET TO BE EXPLORED - SECTORS WHERE WE SEE ENORMOUS OPPORTUNITY TO ENTRENCH IPIX AS THE CATEGORY KILLER.

         - OVER THE NEXT FEW QUARTERS, WE LOOK FORWARD TO UPDATING YOU ON OUR PROGRESS AS MANAGEMENT IS FREED TO CONCENTRATE ON THESE OPPORTUNITIES. GOOD DAY!